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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 30, 2005

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

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
           MISSOURI                      1-11848                43-1627032
(State or Other Jurisdiction of        (Commission             (IRS Employer
        Incorporation)                File Number)        Identification Number)
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           1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (636) 736-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 30, 2005, Reinsurance Group of America, Incorporated ("RGA") and some of its subsidiaries (Reinsurance Company of Missouri, Incorporated, RGA Reinsurance Company, RGA Life Reinsurance Company of Canada, RGA Reinsurance Company (Barbados) Ltd., RGA Americas Reinsurance Company, Ltd. and RGA Worldwide Reinsurance Company, Ltd.) entered into an amendment (the "Amendment") to their credit agreement, dated September 29, 2005, (the "Credit Agreement") with the lenders named in the Credit Agreement (collectively, the "Lenders") and the administrative agent for the Lenders (the "Administrative Agent").

The purpose of the Amendment was to clarify the intent of the parties to the Credit Agreement regarding the interpretation of a negative covenant contained in the Credit Agreement. The particular covenant (the "Covenant") prohibits the existence of restrictive covenants in agreements (other than the Credit Agreement and related loan documents) that limit, among other things, the ability of RGA's subsidiaries to make payments to RGA in the form of dividends or loans.

The Amendment clarifies that other restrictive covenants addressing the subject matter of the Covenant may appear in or be incorporated by reference into other agreements so long as those other covenants are no more restrictive than the covenants set forth in the Credit Agreement. The Lenders also agreed to waive any possible non-compliance or related event of default with respect to the unmodified Covenant, so long as the Company amends applicable agreements which are still in effect to comply with the Covenant, as modified, within 60 business days; such agreements were either concurrently amended effective as of November 30, 2005 or previously terminated, thereby satisfying the conditions to the Amendment.

As of November 30, 2005, RGA had approximately $50.0 million of outstanding indebtedness under the Credit Agreement.

Except as set forth in the Amendment, the Credit Agreement remains in full force and effect in accordance with its terms.

Some of the Lenders under the Credit Agreement and/or their affiliates have or may have had various relationships with RGA and its subsidiaries involving the provision of a variety of financial services, including investment banking, underwriting, commercial banking, letters of credit, for which the Lenders and/or affiliates receive customary fees and, in some cases, out-of-pocket expenses.

The Company described the material terms of the Credit Agreement in Note 7 to its unaudited financial statements, which were included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, and in Item 1.01 of its Current Report on Form 8-K filed on October 3, 2005, and incorporates those descriptions herein by this reference, appropriately modified as set forth above.

The foregoing description is only a summary and is qualified in its entirety by the Amendment. Since the terms of the Amendment may differ from the general information contained herein, you should only rely on the actual terms of the Amendment, a form of which is filed with this report as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

          See exhibit index.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED


Date: November 30, 2005                 By: /s/ James E. Sherman
                                            ------------------------------------
                                            James E. Sherman
                                            Executive Vice President,
                                            General Counsel and Secretary

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                                  EXHIBIT INDEX

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
Exhibit No.   Exhibit
-----------   -------
   10.1       Form of Amendment No. 1 and Waiver, dated as of November 30, 2005, to Credit Agreement dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, Reinsurance Company of
              Missouri, Incorporated, RGA Reinsurance Company, RGA Life
              Reinsurance Company of Canada, RGA Reinsurance Company (Barbados)
              Ltd., RGA Americas Reinsurance Company, Ltd., RGA Worldwide
              Reinsurance Company, Ltd., the banks party thereto and The Bank of New York, as administrative agent.
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